UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

Pareteum Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	001-35360	95-4557538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1185 Avenue of the Americas, 2nd Floor

New York, NY 10036

 (Address of principal executive offices) (Zip Code)

(646) 975-0400

(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TEUM	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 5, 2020, Pareteum Corporation (the “Company”) notified the Hearings Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) that it would not be able to file its Quarterly Report on Form 10-Q for the period ended September 30, 2019, its amended Annual Report on Form 10-K/A for the year ended December 31, 2018, its Annual Report on Form 10-K for the year ended December 31, 2019 or its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020 (collectively, the “Delinquent Filings”) by November 9, 2020, the date by which the Panel had required the Company to make such Delinquent Filings in order for the Company’s common stock to remain listed on Nasdaq. As previously disclosed, Nasdaq had previously granted the Company an exception with respect to the Delinquent Filings, so long as it filed certain of the Delinquent Filings on October 15, 2020 and certain of them on October 30, 2020, and that it also regained compliance with the Nasdaq rule requiring that the bid price of the Company’s stock be at least $1.00 per share (the “Bid Price Rule”) by December 31, 2020. In response to a subsequent request by the Company, Nasdaq extended the Company’s exception, so long as the Company (i) filed all of its Delinquent Filings with the SEC by November 9, 2020 and (ii) regained compliance with the Bid Price Rule by December 31, 2020.

In response to the Company’s notice to Nasdaq that it would not satisfy the conditions to the exception granted by the Panel, Nasdaq notified the Company be letter dated November 10, 2020 that the Company’s common stock would be delisted and that trading of the Company’s common stock on Nasdaq’s Capital Market will be suspended effective at the open of business on November 12, 2020.

After the trading of the Company’s common stock is suspended by Nasdaq, the common stock is expected to trade on the Pink OTC Markets, Inc. (the “Pink Sheets”). The Company can provide no assurance that the Company’s common stock will commence trading on this market, whether broker-dealers will continue to provide public quotes of the common stock on this market, whether the trading volume of the common stock will be sufficient to provide for an efficient trading market or whether quotes for the common stock will continue on this market in the future. The suspension of trading and formal delisting of the Company’s common stock from Nasdaq, and the expected transition to the  Pink Sheets, does not affect the Company’s operations or business and does not change its reporting requirements under the rules of the SEC.

Item 8.01.	Other Events.

On November 10, 2020, the Company issued a press release and letter to its stockholders regarding the subject matter of this Current Report, copies of which are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated November 10, 2020
99.2	Letter to Stockholders dated November 10, 2020

Forward Looking Statements

This report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. With the exception of historical matters, the matters discussed in this report are forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “should,” “will,” “would” and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The statements that contain these or similar words should be read carefully because these statements discuss our future expectations, contain projections of our future results of operations or of our financial position, or state other “forward-looking” information. However, our actual results may differ materially from those contained in, or implied by, these forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: risks and uncertainties associated with the integration of the assets and operations we have acquired and may acquire in the future; our possible inability to generate additional funds that will be necessary to expand our operations; our potential lack of revenue growth; the length of our sales cycle; risks from the quoting of our common stock on the over-the-counter markets; pending or investigations by the SEC and other lawsuits; the outbreak and impact of the novel coronavirus (COVID-19) on the global economy and our business; our potential inability to add new products and services that will be necessary to generate increased sales; our potential inability to develop and successfully market platforms or services or our inability to obtain adequate funding to implement or develop our business; our ability to successfully remediate the material weakness in our internal control over financial reporting within the time periods and in the manner currently anticipated; the effectiveness of our internal control over financial reporting, including the identification of additional control deficiencies; risks related to restrictions and covenants in our convertible debt facility that may adversely affect our business; our potential loss of key personnel and our ability to find qualified personnel; international, national regional and local economic political changes, political risks, and risks related to global tariffs and import/export regulations; fluctuations in foreign currency exchange rates; our potential inability to use and protect our intellectual property; risks related to our continued investment in research and development, product defects or software errors, or cybersecurity threats; general economic and market conditions; regulatory risks and the potential consequences of non-compliance with applicable laws and regulations; increases in operating expenses associated with the growth of our operations; risks related to our capital stock, including the potentially dilutive effect of issuing additional shares and the fact that shares eligible for future sale may adversely affect the market for our common stock; the possibility of telecommunications rate changes and technological changes; disruptions in our networks and infrastructure; the potential for increased competition and risks related to competing with major competitors who are larger than we are; our positioning in the marketplace as a smaller provider; risks resulting from the restatement of our financial statements for the years ended December 31, 2018 and the interim periods contained therein; and those risks listed in the sections of our most recently filed annual report entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. All forward-looking statements included in this report are based on information available to us on the date of this report. Except to the extent required by applicable laws or rules, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Dated: November 10, 2020	By:	/s/ Laura W. Thomas
Name: Laura W. Thomas
Title: Interim Chief Financial Officer